Anchor National Life             New Business Documents        New Business Documents
Insurance Company                with checks:                  without checks:                           [Anchor National Logo]
1 Sun America Center             P. O. Box 100330              P. O. Box 54299
Los Angeles, CA   90067-6022     Pasadena, CA  91189-0001      Los Angeles, CA   90054-0299
____________________________________________________________________________________________________________________________________

PARTICIPANT ENROLLMENT FORM
DO NOT USE HIGHLIGHTER.  Please print or type.
A. PARTICIPANT                   / /Mr.   / /Mrs.   / /Ms.   / /Miss   / /Dr.   / /Sr.   / /Jr.
                                 ___________________________________________________________________________________________________
                                 LAST NAME/CUSTODIAN/TRUST/PLAN NAME                  FIRST NAME                  MIDDLE INITIAL

                                 ___________________________________________________________________________________________________
                                 STREET ADDRESS                       CITY                          STATE                  ZIP CODE

                                 MO_________DAY_______YR_____    / /M_____/ /F____  __________________________  (____)______________
                                 DATE OF BIRTH                   SEX                SOC. SEC. OR TAX ID NUMBER     TELEPHONE NUMBER


JOINT                            ___________________________________________________________________________________________________
PARTICIPANT                      LAST NAME                           FIRST NAME                          MIDDLE INITIAL

(If applicable, must be          MO_________DAY_______YR.____     / /M_____/ /F___  ________________________________________________
spouse of Participant)           DATE OF BIRTH                    SEX               SOCIAL SECURITY OR TAX ID NUMBER


B. ANNUITANT                     / /Mr.   / /Mrs.     / /Ms.   / /Miss  / /Dr./ /Sr./ /Jr.
(Complete only if                ___________________________________________________________________________________________________
different from Participant)            LAST NAME                           FIRST NAME                            MIDDLE INITIAL
                                 ___________________________________________________________________________________________________
                                 STREET ADDRESS                            CITY                    STATE               ZIP CODE
                                 MO____DAY___YR.____     / /M_____/ /_____F____      __________________________ (____)______________
                                 DATE OF BIRTH                 SEX                   SOC. SEC. OR TAX ID NUMBER  TELEPHONE NUMBER


C. BENEFICIARY                                                                                                    PRIMARY/CONTINGENT
                                 ___________________________________________________________________________________________________
                                 LAST NAME                              FIRST NAME       MIDDLE INITIAL               CIRCLE ONE
                                                                                                                  PRIMARY/CONTINGENT
                                 ___________________________________________________________________________________________________
                                 LAST NAME                              FIRST NAME       MIDDLE INITIAL               CIRCLE ONE

D. TYPE OF                       / /  NONQUALIFIED.  If nonqualified, is this a 1035 Exchange?                     / / YES  / / NO
CONTRACT                              Is this a Transfer of Assets (funds to be transferred from a mutual
                                        fund, CD, etc.)?                                                           / / YES  / / NO
                                      If either of the above is yes, please complete a "Request for Transfer or
                                        1035 Exchange" (G-2500NB).
                                 / /  QUALIFIED, as indicated below.  Is this a direct transfer?                   / / YES  / / NO
                                      If yes, please complete a "Request for Transfer or 1035 Exchange" (form G-2500NB).
                                      An appropriate retirement plan/prototype must be established for purposes of qualified monies
                                 / /SEP      / / 403(b)     / / Terminal funding_/ / 457 plan_/ / 401 retirement plan_
                                 / / IRA Tax Year__________ / / IRA rollover/ / IRA transfer/ /Other_________________
                                                                                                     PLEASE SPECIFY
E. ANNUITY DATE                  MO.____ DAY____ YR.____    Date annuity payments begin.  (Must be at least 2 years after the
                                     ANNUITY DATE           Contract Date. Maximum age is the    later of the Participant Age 90 or
                                                            10 years after Certificate Date. NOTE:  If left blank that date will default to maximum for nonqualified and to 70 1/2  for qualified contracts.)

F. PURCHASE                      / /   INITIAL PAYMENT: $_____________________
   PAYMENT(S)                          Minimum initial payment is [$5,000]   for nonqualified contracts; [$2,000] for qualified
                                       contracts.
                                       Payments may be wired or mailed.  Make check payable to Anchor National Life Insurance
                                       Company.
                                 / /   AUTOMATIC PAYMENTS: $_____________________
                                       To establish automatic bank drafts for future payments, include a completed "Automatic
                                       Payment Authorization" form (G-2233POS), and a voided check and the initial payment for the policy.

G. SPECIAL                       / /   SYSTEMATIC WITHDRAWAL:  Check the box at left and include a "Systematic Withdrawal
   FEATURES                            Application" form (V-5550SW).
                                 / /   AUTOMATIC DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost
                                       Averaging Application" form (V-5551DCA).
                                 / /   PRINCIPAL ADVANTAGE:  Check the box at left. In section H, indicate the fixed account desired and specify other allocations as percentages.


------------------------------------------------------------------------------------------------------------------------------------
PARTICIPANT ENROLLMENT FORM                                                                                  ANG-504 (8/96) SIDE 2
------------------------------------------------------------------------------------------------------------------------------------
H. INVESTMENT        __________ Variable Investment Options___________  ___________   Fixed Account Options ___________
   INSTRUCTIONS        ________   Subaccounts  ________
   (Allocations must be        _____% Growth Strategy                ____% 1 yr.   ____% 1 yr. DCA
    expressed in whole         _____% Moderate Growth Strategy       ____% 3 yr.   ____% 5 yr.
    percentages and            _____% Balanced Growth Strategy       ____% 7 yr.   ____% 10 yr.
    total allocations          _____% Conservative Growth Strategy
    must equal 100%)

I. TELEPHONE      Do you wish to authorize telephone TRANSFERS, subject to the conditions set forth below?/ / YES / / NO
   TRANSFERS      (If no election is indicated the Company will default to YES for transfers.)
   AUTHORIZATION  If indicated above, I authorize the Company to accept telephone instructions for transfers in any amount among subaccounts from anyone providing proper identification subject to restrictions and limitations contained in the
                  certificate and related prospectus, if any.   I understand that I bear the risk of loss in the event of a telephone instruction not authorized by me.  The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.


J. SPECIAL
   INSTRUCTIONS   _____________________________________________________________________________________________________________


K. STATEMENT OF   This Contract   / / WILL / / WILL NOT replace in whole or in part an existing life insurance or annuity contract.
   PARTICIPANT    (If this will replace an existing policy, please indicate name of issuing company and contract number below.)
                  _______________________________________________________        ______________________________________________
                  COMPANY NAME                                                   CONTRACT NUMBER

                  I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Application Form shall be a part of any Contract issued by the Company.  I VERIFY MY
                  UNDERSTANDING THAT THE VALUE OF PURCHASE PAYMENTS DIRECTED INTO THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND
                  NOT GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT THE VALUE OF PURCHASE PAYMENTS DIRECTED INTO THE MULTI-YEAR
                  FIXED ACCOUNT OPTIONS, IF PREMATURELY WITHDRAWN, MAY BE SUBJECT TO A MARKET VALUE ADJUSTMENT, WHICH MAY RESULT IN
                  UPWARD AND DOWNWARD ADJUSTMENTS IN THE VALUE OF SUCH AMOUNTS.  I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES
                  FOR SEASONS VARIABLE ANNUITY, SEASONS SERIES TRUST, VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE
                  PRODUCTS FUND II.  I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.

                  Signed at ______________________________________________________      _________________________________________
                           CITY                                            STATE        DATE
                  ______________________________________________________                _________________________________________
                  PARTICIPANT'S SIGNATURE                                               REGISTERED REPRESENTATIVE'S SIGNATURE

                  ______________________________________________________
                  JOINT PARTICIPANT'S SIGNATURE(IF APPLICABLE)


L. LICENSED /     Will this Contract replace in whole or in part any existing life insurance or annuity contract?   / / YES  / / NO
   REGISTERED     ___________________________________________________________________________        ______________________________
REPRESENTATIVE    REPRESENTATIVE'S LAST NAME       FIRST NAME        MIDDLE INITIAL                   SOC. SEC. NUMBER
INFORMATION       _____________________________________________________________________________      ______________________________
                  REPRESENTATIVE'S STREET ADDRESS        CITY           STATE                         ZIP CODE

                  _______________________________________________________________________________     _____________________________
                  BROKER/DEALER FIRM NAME       REPRESENTATIVE'S TELEPHONE NO.                        LICENSED AGENT ID NUMBER

                  FRAUD WARNING:  ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN
                  INSURER, SUBMITS AN  APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE GUILTY OF
                  INSURANCE FRAUD.



                  OFFICE USE ONLY  BOX



                  ANA-505 (8/96)